SANFORD C. BERNSTEIN FUNDS
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         Supplement dated August 24, 2004 to the Prospectus of Sanford C.
Bernstein Fund, Inc., dated February 2, 2004 and the Prospectus of the AllianceBernstein Real Estate Investment Institutional Fund of AllianceBernstein Institutional Funds, Inc. With respect to the International Portfolio, the Tax-Managed International Portfolio, the Emerging Markets Value Portfolio and the AllianceBernstein Real Estate Investment Institutional Fund, the following disclosure replaces the first paragraph under "PRICING PORTFOLIO SHARES."

Each Portfolio's net asset value or NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Funds to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Fund believes that foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the oversight of the Board, each Fund's Board has delegated responsibility for valuing the Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

With respect to the AllianceBernstein Real Estate Investment Institutional Fund, the following disclosure replaces the information regarding the portfolio managers under "ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS - Making Investment Decisions for the Portfolios - Real Estate Investment Institutional Portfolio."

The day-to-day management of and investment decisions for the Portfolio are made by the REIT Investment Policy Group, comprised of senior Value Team members. The REIT Investment Policy Group relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio's portfolio.

  You should retain this Supplement with your Prospectus for future reference.